                         Proxy Statement

                    Pursuant to Section 14(a)
                   of the Securities Exchange
                           Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]


Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240-14a-11(c) or 240.14a-12.



                   CREDO PETROLEUM CORPORATION

         (Name of Registrant as Specified in Its Charter)




                         Not Applicable

           (Names of Person(s) Filing Proxy Statement)

                   CREDO PETROLEUM CORPORATION

_______________________________________________________________


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held March 14, 2002

_______________________________________________________________




     You are invited to attend or to be represented by proxy at the Annual Meeting of Stockholders of CREDO Petroleum Corporation, a Colorado corporation, to be held at the Wells Fargo Bank West, N.A., Forum Room, Seventeenth and Broadway, Denver, Colorado, on March 14, 2002 at 2:30 p.m., MST, for the purposes set forth below.

     1. To elect two Class III directors to serve until the year 2005 Annual Meeting of Stockholders.

     2. To ratify the appointment of independent auditors for the fiscal year 2002.

     3.  To approve an amendment to the Company's 1997 Stock
         Option Plan that increases the number of shares approved for issuance under the Plan together with related matters.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on February 1, 2002 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

     Whether or not you plan to attend the meeting, it is important that you return your signed proxy. Your vote is important regardless of the number of shares you own.

                               BY ORDER OF THE BOARD OF DIRECTORS



                                   William F. Skewes
                                   Secretary and General Counsel

February 1, 2002
Denver, Colorado


_______________________________________________________________


PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN
IT PROMPTLY SO THAT YOUR VOTE CAN BE RECORDED WHETHER OR NOT YOU
PLAN TO ATTEND THE MEETING.  NO POSTAGE IS REQUIRED IF MAILED IN
THE UNITED STATES.

           You May Revoke Your Proxy And Vote In Person
                    If You Attend The Meeting.


_______________________________________________________________

                   CREDO PETROLEUM CORPORATION
        1801 Broadway, Suite 900, Denver, Colorado 80202

                     _______________________


                         PROXY STATEMENT

                     _______________________

         ANNUAL MEETING OF STOCKHOLDERS, MARCH 14, 2002

     Your proxy in the enclosed form is solicited by the Board of Directors of CREDO Petroleum Corporation for use at the Annual Meeting of Stockholders to be held on Thursday, March 14, 2002 at 2:30 p.m., MST, at the Wells Fargo Bank West, N.A., Forum Room, Seventeenth and Broadway, Denver, Colorado, and any adjournment thereof. This proxy material was mailed to stockholders on or about February 8, 2002.

     Only stockholders of record at the close of business on February 1, 2002 will be entitled to vote at the meeting. On that date, there were 3,173,674 shares of common stock outstanding and entitled to vote, excluding 504,688 shares held in the Company's treasury.

     All shares represented by properly executed, unrevoked proxies timely received in proper form will be voted in accordance with the directions specified thereon. Any such proxy on which no direction is specified will be voted in favor of the election of the nominees named herein to the Board of Directors, for ratification of the appointment of Hein + Associates LLP as independent auditors for the Company for fiscal 2002, and for increasing the number of shares for issuance under the Company's 1997 Stock Option Plan. In addition, all proxies will be voted in accordance with the judgement of the proxy holders with respect to any other matter which may properly come before the meeting. Any stockholder giving a proxy may revoke that proxy at any time before it is voted at the meeting by executing a later dated proxy, by voting by ballot at the meeting, or by filing with the Election Judge an instrument of revocation.


            VOTING SHARES AND PRINCIPAL STOCKHOLDERS

     The $.10 par value common stock of the Company is the only class of capital stock outstanding. Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on by the stockholders, which vote may be given in person or by proxy duly authorized in writing. Cumulative voting is not permitted. A majority of the shares of outstanding common stock will constitute a quorum for transaction of business at the meeting. The affirmative vote of the majority of the total number of shares represented and voted at the meeting, assuming a quorum is present, is necessary for the approval of each of the matters being voted upon. Shares that withhold votes for a nominee for director or shares that either abstain from voting on other proposals presented or which lack authority to vote will have no effect in the tabulation of votes although they will be counted toward the presence of a quorum.

     The only persons known to own of record or beneficially more than 5% of the Company's common stock as of February 1, 2002 are set forth below.

                               Amount and Nature of    Percent
     Name and Address          Beneficial Ownership   of Class
     ----------------          --------------------   --------
     James T. Huffman
     6919 S. Steele Street
     Littleton, Colorado 80122       461,429(1)        15.5%

     R. K. O'Connell
     P.O. Box 2003
     Casper, Wyoming 82602           169,419(2)         5.3%
     _______________________
    (1) Includes 149,780 shares owned by members of
        Mr. Huffman's family.
    (2) Includes 12,817 shares owned by Mr. O'Connell's wife
        and by a corporation for which he serves as an officer.

                     DIRECTORS AND OFFICERS
          Election of Directors (Item 1 on Proxy Card)

     The Articles of Incorporation, as amended, classify members of the Board of Directors into three classes having staggered terms of three years each. The Board of Directors consists of six directors, including five outside directors, who have particular expertise in areas considered essential to the Company's business--namely geology, land, petroleum engineering, legal and accounting.

     The directors to be elected to the Board in Class III at the 2002 Annual Meeting of Stockholders will serve until the 2005 Annual Meeting and until their successors are duly elected and qualified. Class II and Class I directors will continue to serve until the 2003 and 2004 Annual Meetings of Stockholders, respectively, and until their successors are duly elected and qualified.

     The Class III nominees named below are presently members of the Board of Directors. Unless your proxy contains contrary instructions, it will be voted for the nominees. Should the nominees become unable to serve, which is not anticipated, the proxies will vote for such substitute nominee as recommended by the Board of Directors. Any vacancy occurring in a class following the election of that class may be filled by the Board of Directors. A director selected to fill a vacancy in a class will hold office for a term expiring at the annual meeting at which the term of that class expires and until a successor is duly elected and qualified.

     The following table sets forth certain information with respect to each nominee and each director whose term of office will continue after the meeting.

             Information Concerning Director Nominees
                    and Continuing Directors

                                                        Shares of Common
                                                          Stock Owned
Name, Age, Position         Business Experience           Beneficially
   with Company         and Directorships in Other        and Percent
and Term as Director  Public or Investment Companies      of Class (1)
--------------------  ------------------------------    ----------------
       CLASS III - NOMINEES FOR ELECTION AT THE 2002 ANNUAL MEETING
            WHOSE TERMS WILL EXPIRE AT THE 2005 ANNUAL MEETING

William N. Beach     Independent oil operator and        65,000    (2.1%)(2)
 Age: 77; Director    President of Beach Exploration,
 since 1980           Inc. since 1975

Richard B. Stevens   Independent businessman and oil    131,687    (4.1%)
 Age: 72; Director    operator since 1987; President
 since 1987           of SECO Energy Corporation from
                      1981 to 1987

          CLASS II - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                          2003 ANNUAL MEETING

James T. Huffman     Chairman and President since       461,429   (15.5%)(3)
 Age: 54; Chairman    1981
 of the Board,
 President;
 Director since 1978

Clarence H. Brown    Independent businessman and         16,667    (0.5%)(4)
 Age: 67; Director    oil operator since December 2000;
 since 2000           Executive Vice President, Chief
                      Operating Officer and Director
                      of Columbus Energy, Inc. from
                      1989 to November 2000; previously
                      Chairman and Chief Executive Officer
                      of Kimbark Oil and Gas Company

              CLASS I - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                              2004 ANNUAL MEETING

Oakley Hall          Independent businessman since       17,667    (0.6%)(4)
 Age: 55; Director    2000; previously a
 since 2000           Pricewaterhouse Coopers partner

William F. Skewes    Attorney in private practice        40,130    (1.3%)
 Age: 56; Corporate   since 1988; previously a
 Secretary and        partner in the Denver law
 General Counsel;     firm of Kelly, Stansfield &
 Director since 1980  O'Donnell from 1977 to 1988

All Directors and Officers as a Group (seven persons)   732,580   (23.1%)
_______________________
(1) Owned of record and beneficially unless otherwise indicated.
(2) Includes 6,000 shares owned by members of Mr. Beach's family.
(3) Includes 149,780 shares owned by members of Mr. Huffman's family.
(4) Includes 16,667 shares subject to currently exercisable stock options.

             Information Concerning Meetings of the
             Board of Directors and Board Committees

   The Board of Directors met four times during fiscal 2001.
All directors were present for not less than 75% of the meetings.

   The Board has an Executive Committee consisting of Messrs. Hall, Huffman and Skewes. The Executive Committee did not meet during fiscal 2001. There are no compensation or nominating committees because such matters were considered by the Executive Committee or the Board of Directors.

     The Audit Committee of the Board of Directors consists of three members: Mr. Hall, a CPA; Mr. Brown, a former oil company executive; and Mr. Skewes, an attorney. Mr. Skewes, an attorney in private practice, serves as the Company's General Counsel and Corporate Secretary although he is not an employee of the Company and has not received consulting services compensation from the Company for the past three years. Because he is an officer of the Company, Mr. Skewes does not technically meet the definition of an "independent" director under the applicable National Association of Securities Dealers' listing standards. Nevertheless, the Board of Directors believes that Mr. Skewes is independent from management of the Company and that his legal background and his knowledge of financial statements qualify him for membership on the Audit Committee.

                     Audit Committee Report

     The responsibilities of the Audit Committee are set forth in the Audit Committee Charter which has been adopted by the Board of Directors. A copy of the Charter was included as an Appendix to the 2001 Proxy Statement and will be included at least once every three years in future Proxy Statements.

     The Audit Committee met twice during fiscal 2001 and has met twice since fiscal 2001 year-end. The Committee reviewed and discussed the Company's audited financial statements for fiscal 2001 with management and the Company's independent auditors, and discussed with the Company's independent auditors the matters required by Statement of Auditing Standards No. 61. The Committee has received from the independent auditors appropriate disclosures regarding the auditors' independence as required by Independence Standards Board Standard No. 1. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the year ended October 31, 2001 be included in the Company's Annual Report on Form 10-KSB.

Submitted by the Audit Committee of the Board of Directors

          Oakley Hall, Chairman
          Clarence H. Brown
          William F. Skewes

   Compensation of and Agreements With Non-Employee Directors

   Non-employee directors receive $1,000 plus reimbursement of out-of-pocket expenses for each meeting of the Board of Directors attended and may be paid $100 per hour for committee meeting attendance or for consulting services provided at the request of the majority of the Board of Directors.

   Messrs. Beach, Skewes, and Stevens were each granted a stock option to purchase 30,000 shares of the Company's common stock at $1.94 per share, and Messrs. Brown and Hall were each granted a stock option to purchase 25,000 shares at $4.94 and $5.00, respectively. The option price is the price of the Company's common stock on the option grant date. The options vest in one-third increments beginning on the date of grant and then on each anniversary thereafter until fully vested, and they expire on the fifth anniversary of the date of grant.

   The Company has entered into indemnification agreements with each of its non-employee directors. Those agreements require the Company to indemnify such directors to the fullest extent permitted by Colorado Law and to advance expenses in connection with certain claims against the directors.

        Information Concerning Other Executive Officers
                    and Significant Employees

   In addition to the directors and executive officers listed above, the following persons are executive officers or significant employees as defined by Securities and Exchange
Commission regulations.

  Name             Position        Age              Work Experience
--------          ----------      ------   ---------------------------------
John A. Alsko   Vice President      60     Prior to joining the Company,
                and Chief                  Secretary/Treasurer and Director of
                Financial                  Bishop Capital Corporation from 1995
                Officer                    to 2000.  Previously, Vice
                since June 2000            President-Finance of Metro Capital
                                           Corporation from 1987 to 1995.
                                           Certified Public Accountant.

Kenneth J.      Manager-Petroleum   52     Prior to joining the Company,
DeFehr          Engineering since          Senior Reservoir Engineer for
                October 1990               Axem Resources, Inc. from 1982
                                           to 1990.  Previously Reservoir
                                           Engineer for Phillips Petroleum
                                           Company.  Registered
                                           Professional Engineer.

Torie A.        Manager-Geology     47     Prior to joining the Company,
Vandeven        and Exploration            Regional Geologist for Key
                since August 1999          Production Company from 1997 to
                                           1998.  Previously Senior Staff
                                           Geologist and Regional
                                           Exploitation Geologist for Amoco
                                           Production Company from 1995 to
                                           1997 and from 1998 to 1999,
                                           respectively.  Prior to 1995,
                                           Senior Staff Geologist for
                                           Santa Fe Minerals, Inc.
                                           Certified Petroleum Geologist.

                     Executive Compensation

     The following table shows, for the fiscal year ended
October 31, 2001, the compensation paid or accrued by the Company for services in all capacities to the chief executive officer of the Company. No other executive officer had salary and bonus in excess of $100,000.


                          Summary Compensation Table

                                 Annual Compensation            Long TermCompensation
                           -------------------------------   -----------------------------
                                                                    Awards          Payouts
                                                             ---------------------  -------
                                                                        Securities
                                                  Other      Restricted Underlying              All
Name and Principal                                Annual        Stock    Options     LTIP      Other
     Position       Year    Salary     Bonus   Compensation    Award(s) (Shares)   Payouts  Compensation
------------------  ----   --------  --------  ------------   ---------  --------  -------  ------------
James T. Huffman,   2001   $115,000  $ 30,000   $ 24,300(2)       -         -         -     $ 10,200(1)
  Chief Executive   2000   $115,000  $ 15,000   $ 20,900(2)       -         -         -     $  9,500(1)
  Officer           1999   $118,000  $ 15,000   $ 15,800(2)       -         -         -     $  3,700(1)
___________________
(1) Of this amount, approximately 48% represents life insurance premiums and the remainder
    represents Mr. Huffman's share of employer matching contributions to the
    Company's 401(K) Retirement Plan.
(2) Of this amount, approximately 87% represents health insurance premiums.

                Option Grants in Last Fiscal Year

     There were no stock options or stock appreciation rights
("SARs") granted to the named executive during the fiscal year.
Aggregate stock option and SAR exercises in the fiscal year are set forth in the following table.

                   Aggregated Option/SAR Exercises In Last
               Fiscal Year And Fiscal Year End Option/SAR Values

                                                                Value of
                                               Number of      Unexercised
                                              Unexercised     In-the-Money
                                              Options/SARs    Options/SARs
                    Number of                  at FY-End       at FY-End
                Shares Acquired     Value    (Exercisable/   (Exercisable/
    Name          on Exercise     Realized   Unexercisable)  Unexercisable)
-------------   ---------------   --------   --------------  --------------
James T. Huffman     66,667       $247,000      -0- / -0-      -0- / -0-

                SELECTION OF INDEPENDENT AUDITORS
                      (Item 2 on Proxy Card)

     The Board of Directors has appointed, subject to ratification by the stockholders, Hein + Associates LLP as the independent auditors of the Company for fiscal 2002.
Representatives of Hein + Associates LLP will be present at the Annual Meeting to make any statement they so desire and to answer appropriate stockholder questions.

     In the absence of contrary instructions by a stockholder, the shares represented by the proxies will be voted FOR the ratification of the appointment of Hein + Associates LLP as the Company's independent auditors for fiscal 2002.

                           Audit Fees

     The aggregate fees billed for professional services rendered by Hein + Associates LLP for its audit of the Company's annual financial statements for the fiscal year ending October 31, 2001, and its reviews of the financial statements included in the Company's Form 10-QSB for that fiscal year, were $33,800.

     Financial Information Systems Design and Implementation
                       and All Other Fees

     Hein + Associates LLP billed no fees to the Company for financial information systems design and implementation or for any other services during the most recent fiscal year.

     The Board of Directors recommends a vote FOR this proposal and will be governed by the decision of a majority of shares voting.


    INCREASE SHARES FOR ISSUANCE UNDER 1997 STOCK OPTION PLAN
                      (Item 3 on Proxy Card)

     The Board of Directors has amended the CREDO Petroleum Corporation 1997 Stock Option Plan (the "Plan"), to increase the number of shares of the Company's common stock authorized for issuance upon the exercise of options granted under the Plan from 450,000 shares to 650,000 shares. As the amendment involves an increase in the number of options that may be granted under the Plan, the Board of Directors has directed that the amendment be submitted to the shareholders for their approval. An affirmative vote of a majority of the shares voting on this issue is required to approve the amendment.

     Under the Plan as originally adopted, of the 450,000 shares authorized for option grants under the Plan, only 270,000 shares could be issued upon the grant of Incentive Stock Options ("ISO"), as defined in Section 422 of the Internal Revenue Code. As amended, options for all 650,000 shares may be ISOs. In addition, as originally adopted, the Plan provided that in no event will the sum of the number of shares issued under the Plan and the number of shares subject to option under the Plan exceed fifteen percent (15%) of the outstanding stock of the Company (including treasury shares) as of the date of grant of any option. This limitation has been deleted by the amendment.

     The Board of Directors believes that the availability of stock options to be granted to key employees of the Company is essential to attracting and retaining key people for the Company. The increased number of shares authorized pursuant to the amendment and the elimination of the restrictions on the number of ISOs and the percentage of outstanding shares on which options may be granted provide additional opportunity for the Company to attract the most qualified employees. The Board of Directors therefore unanimously recommends approval of the amendment.

     Under the Plan, the Board of Directors is authorized to grant stock options to full-time employees of the Company and to non-employee directors and consultants of the Company whose judgment, initiative and efforts are, or are expected to be, important to the successful conduct of the Company's business. Any employee of the Company is eligible for a stock option grant by the Board in its discretion.

     Options are granted on such terms as the Board of Directors determines. Generally options are granted at exercise prices not less than the fair market value of the Company's common stock on the date of grant. Options generally vest over periods of two to four years and expire after five years. In the event of a change of control of the Company, outstanding options will be immediately vested unless the Board specifies otherwise. Options may generally be exercised only by the optionee and are not transferable except upon death or disability.

     The Company's stock option agreements generally provide that, upon exercise of an option, the Company and the option holder may agree that, in lieu of issuing stock, the Company may repurchase the option for an amount equal to the difference between the option exercise price and the fair market value of the stock. The agreements also generally include provisions allowing the Company to loan the option holder all or a portion of the option exercise price.

     The Plan expires on July 29, 2007, ten years after the date of its adoption; however, options granted under the Plan prior to its expiration continue to be exercisable after that date in accordance with their terms.


               MANNER AND EXPENSES OF SOLICITATION

     Solicitation of proxies will be by mail. The total expenses of such solicitation will be borne by the Company and will include reimbursement of brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. Solicitation of proxies may be made by telephone or oral communication by regular employees of the Company who will not be directly compensated. In addition, the Company may employ a proxy solicitor. Costs of a proxy solicitor, if any, will be paid by the Company and will not exceed $50,000.

          STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than October 10, 2002 and must conform to applicable Securities and Exchange Commission rules and regulations.

                          OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgement on such matters.

     A copy of the Company's Annual Report for the fiscal year ended October 31, 2001, which includes financial statements, is enclosed for your information. The Annual Report is not a part of the proxy solicitation material.

PROXY              CREDO PETROLEUM CORPORATION            PROXY
        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of CREDO Petroleum Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held March 14, 2002, at 2:30 p.m., MST, in the Wells Fargo Bank, N.A., Forum Room, Seventeenth and Broadway, Denver, Colorado, and hereby appoints James T. Huffman and William F. Skewes, and each of them, with the power of substitution, as Proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournment thereof, hereby ratifying and confirming all that said Proxies may do or cause to be done by virtue thereof. The above named Proxies are instructed to vote all of the undersigned's shares as follows:

  1.  Election of Directors:  ___  FOR the Class III nominees
                                  (except as marked to the
                                   contrary below)
                              ___  WITHHOLD AUTHORITY to vote for
                                   the Class III nominees
                                   listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW)

      Class III - William N. Beach     Richard B. Stevens

  2. Proposal to ratify appointment of Hein + Associates LLP as the independent auditors of the Company for fiscal 2002:

        ___ FOR          ___ AGAINST          ___ ABSTAIN

  3.  Proposal to approve an amendment to the Company's
      1997 Stock Option Plan that increases the number of shares approved for issuance under the Plan together with related matters:

        ___ FOR          ___ AGAINST          ___ ABSTAIN

  4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                       THIS PROXY, WHEN PROPERLY  EXECUTED, WILL
                       BE VOTED AS DIRECTED HEREIN BY THE
                       UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION
                       IS MADE, THIS PROXY WILL BE VOTED FOR
                       PROPOSALS 1, 2 AND 3.

                       Dated this ___ day of ____________, 2002.


                       _______________________________________
                       Signature


                       _______________________________________
                       Signature

                       Please sign your name exactly as it
                       appears on your stock certificate.  If
                       shares are held jointly, each holder
                       should sign.  Executors, trustees and
                       other fiduciaries should so indicate when signing.